Provisions	12 Months Ended
Jun. 30, 2024
Samarco dam failure [member]
Statement [Line Items]
Provisions
4 Significant events – Samarco dam failure
On 5 November 2015, the Samarco Mineração S.A. (Samarco) iron ore operation in Minas Gerais, Brazil, experienced a tailings dam failure that resulted in a release of mine tailings, flooding the communities of Bento Rodrigues, Gesteira and Paracatu and impacting other communities downstream (the Samarco dam failure). Refer to section on ‘Samarco’ in the Operating and Financial Review.
Samarco is jointly owned by BHP Billiton Brasil Ltda (BHP Brasil) and Vale S.A. (Vale). BHP Brasil’s 50 per cent interest is accounted for as an equity accounted joint venture investment. BHP Brasil does not separately recognise its share of the underlying assets and liabilities of Samarco, but instead records the investment as one line on the balance sheet. Each period, BHP Brasil recognised its 50 per cent share of Samarco’s profit or loss and adjusted the carrying value of the investment in Samarco accordingly. Such adjustment continued until the investment carrying value was reduced to US$

nil, with any additional share of Samarco losses only recognised to the extent that BHP Brasil has an obligation to fund the losses. After applying equity accounting, any remaining carrying value of the investment is tested for impairment.
Any charges relating to the Samarco dam failure incurred directly by BHP Brasil or other BHP entities are recognised 100 per cent in the Group’s results.
The financial impacts of the Samarco dam failure on the Group’s income statement, balance sheet and cash flow statement for the year ended 30 June 2024 are shown in the tables below and have been treated as an exceptional item.

Financial impacts of Samarco dam failure	2024	2023	2022
	US$M	US$M	US$M
Income statement
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure 1	(139)	(103)	(66)
(Loss)/profit from equity accounted investments, related impairments and expenses:
Samarco dam failure provision 2	(2,833)	(256)	(595)
Fair value change on forward exchange derivatives 3	(199)	471	(81)

(Loss)/profit from operations	(3,171)	112	(742)
Net finance costs 4	(506)	(452)	(290)

Loss before taxation	(3,677)	(340)	(1,032)
Income tax (expense)/benefit 5	(85)	17	(31)

Loss after taxation	(3,762)	(323)	(1,063)

Balance sheet movement
Other financial assets 6	(280)	337	(160)
Trade and other payables	(4)	(6)	(1)
Tax liabilities	(85)	17	(31)
Provisions	(2,824)	(260)	(629)

Net (increase)/decrease in liabilities	(3,193)	88	(821)

		2024		2023		2022
		US$M		US$M		US$M
Cash flow statement
Loss before taxation		(3,677)		(340)		(1,032)
Adjustments for:
Samarco dam failure provision 2	2,833		256		595
Fair value change on forward exchange derivatives 3	199		(471)		81
Proceeds of cash management related instruments	218		134		79
Net finance costs 4	506		452		290
Changes in assets and liabilities:
Trade and other payables	4		6		1

Net operating cash flows		83		37		14

Net investment and funding of equity accounted investments 7		(640)		(448)		(256)

Net investing cash flows		(640)		(448)		(256)

Net decrease in cash and cash equivalents		(557)		(411)		(242)

1	Includes legal and advisor costs incurred.

2	US$3,700 million (2023: US$(33) million; 2022: US$691 million) change in estimate and US$(867) million (2023: US$289 million; 2022: US$(96) million) exchange translation.

3
The Group enters into forward exchange contracts to limit the Brazilian reais exposure on the dam failure provision. While not applying hedge accounting, the fair value changes in the forward exchange instruments are recorded within (Loss)/profit from equity accounted investments, related impairments and expenses in the Income Statement.

4	Amortisation of discounting of provision.

5	Includes tax on forward exchange derivatives and other taxes incurred during the period.

6	Includes forward exchange contracts described in item 3 above, and Senior notes issued by Samarco as part of its Judicial Reorganisation.

7
Includes US$(515) million (2023: US$(448) million; 2022: US$(256) million) utilisation of the Samarco dam failure provision and US$(125) million provided to Samarco following approval of the
Judicial Reorganisation
(2023:
US$
nil; 2022: US$

nil).

Equity accounted investment in Samarco
BHP Brasil’s investment in Samarco remains at US$

nil. No dividends have been received by BHP Brasil from Samarco during the period and Samarco currently does not have profits available for distribution.
Provision related to the Samarco dam failure

		2024		2023
		US$M		US$M
At the beginning of the financial year		3,681		3,421
Movement in provision		2,824		260
Comprising:
Utilised	(515)		(448)
Adjustments charged to the income statement:
Change in cost estimate	3,700		(33)
Amortisation of discounting impacting net finance costs	506		452
Exchange translation	(867)		289

At the end of the financial year		6,505		3,681

Comprising:
Current		1,500		1,876
Non-current		5,005		1,805

At the end of the financial year		6,505		3,681

Samarco dam failure provision and contingencies
As at 30 June 2024, BHP Brasil has identified a provision and certain contingent liabilities arising as a consequence of the Samarco dam failure. The provision related to the Samarco dam failure recognised as at 30 June 2024 is US$6,505 million and reflects the Group’s best estimate of the potential outflows necessary to resolve all aspects of the Federal Public Prosecution Office BRL$155 billion claim and Framework Agreement obligations (see below).
Contingent liabilities will only be resolved when one or more uncertain future events occur or related impacts become capable of reliable measurement and, as such, determination of contingent liabilities disclosed in the Financial Statements requires significant judgement regarding the outcome of future events. A number of the claims below do not specify the amount of damages sought and, where this is specified, amounts could change as the matter progresses.
Ultimately, future changes in any matters for which a provision has been recognised or contingent liability disclosed could have a material adverse impact on BHP’s business, competitive position, cash flows, prospects, liquidity and shareholder returns.

The following table summarises the current status of significant ongoing matters relating to the Samarco dam failure, along with developments during the financial year, and the associated treatment in the Financial Statements:

Item	Provision	Contingent liability
Samarco dam failure – Framework Agreement	✔	X
On 2 March 2016, BHP Brasil, Samarco and Vale S.A. (Vale) entered into a Framework Agreement with the Federal Government of Brazil, the states of Espirito Santo and Minas Gerais, and certain other public authorities to establish a foundation (Fundação Renova) that is developing and executing environmental and socio-economic programs (Programs) to remediate and provide compensation for damage caused by the Samarco dam failure (the Framework Agreement).

Key
P
rograms include those for financial assistance and compensation of impacted persons and those for remediation of impacted areas and resettlement of impacted communities.

Uncertainty exists around the scope and cost of the Programs, including as a result of ongoing legal actions in relation to the number of individuals eligible for compensation and the amount of damages to which they are entitled. Further information on the key areas of estimation uncertainty is provided in the ‘Key judgements and estimates’ section below.

Samarco has primary responsibility for funding Fundação Renova with each of BHP Brasil and Vale having secondary funding obligations in proportion to their 50 per cent shareholding in Samarco. While Samarco has recommenced operations, Samarco’s long-term cash flow generation remains highly sensitive to factors including returning to full production capacity, commodity prices and foreign exchange rates.

Further, under the Samarco Judicial Reorganisation (refer to Samarco Judicial Reorganisation (JR) below), Samarco’s funding of obligations to remediate and compensate the damages resulting from the dam failure, including funding Fundação Renova, is capped at US$1 billion for the period CY2024 to CY2030. Notwithstanding this cap, and subject to certain conditions, to the extent that Samarco each year has a positive cash balance after meeting its various obligations, during this period Samarco’s shareholders are able to direct 50 per cent of Samarco’s year end excess cash balance to fund remediation and compensation obligations.

Execution of the Programs is a key component in the resolution of the reparation process, including the Federal Public Prosecution Office claim and, therefore, the expected cost of executing the Programs and Samarco’s potential ability to contribute to remediation and compensation obligations have been considered when determining BHP Brasil’s provision in relation to the Samarco dam failure at 30 June 2024 (as outlined below).

Item	Provision	Contingent liability
Federal Public Prosecution Office claim	✔	X
BHP Brasil is among the defendants named in a claim brought by the Brazilian Federal Public Prosecution Office on 3 May 2016, seeking R$155 billion (approximately US$28 billion) for reparation, compensation and moral damages in relation to the Samarco dam failure.

Since early CY2021, BHP Brasil, Samarco and Vale have been engaging in negotiations with the Brazilian State and Federal Government and other public entities to seek a settlement of obligations under the Framework Agreement, the Federal Public Prosecution Office Claim, and other claims by government entities relating to the Samarco dam failure (the ‘Settlement Negotiations’). The Settlement Negotiations are ongoing and the outcome is uncertain.

As at 30 June 2023, the Group disclosed a contingent liability in relation to the Federal Public Prosecution Office claim as, given the status of the claim and ongoing settlement negotiations, it was not possible to reliably estimate the potential outcomes of the claim beyond the estimated costs of completing the Programs under the Framework Agreement, which are being executed in relation to financial assistance and compensation of impacted persons, remediation of impacted areas and resettlement of impacted communities.

On 25 January 2024, the Federal Court of Brazil issued a decision in relation to the Federal Public Prosecution Office Claim finding Samarco, Vale and BHP Brasil jointly and severally liable to pay collective moral damages arising from the Samarco dam failure in the amount of R$47.6 billion (US$8.6 billion) (to be adjusted for interest and inflation). The decision also determined that payment will only occur when any and all appeals are finally determined.

In March 2024, the Federal Court found that the correct historical amount due of collective moral damages is R$46.7 billion (instead of R$47.6 billion). In April and May 2024, Samarco, Vale, BHP Brasil and various governmental parties appealed the decision. The appeal process is estimated to take approximately two to five years. The Federal Court issued rulings on 8 May 2024 and 20 May 2024 denying the requests for early enforcement.

On 27 June 2024, the Federal Court dismissed without prejudice certain claims directed at the Companies in the Federal Public Prosecution Office Claim, on the grounds that they are already covered by previous agreements and decisions (such as the Framework Agreement). This decision did not dismiss the collective moral damages decision outlined above and is also subject to appeal.

In June 2024, the Public Prosecutors’ Office and the Public Defense Office filed a public civil claim against Samarco, BHP Brasil, Vale and Fundação Renova for alleged gender discrimination against women in the reparation process. They requested certain changes in Fundação Renova’s registration program, damages and an injunctive relief to implement emergency measures. On 14 August 2024, the Federal Court partially granted the injunctive relief request and ordered Fundação Renova to allow the review of the registration of all women who are either registered or have pending registration applications in Fundação Renova. The decision is subject to appeal.

The Group has considered the additional information available from the status of the Settlement Negotiations (including all offers made by BHP Brasil, Samarco and Vale to date), updates to the estimated costs of executing the Framework Agreement Programs, the extent to which Samarco may be in a position to fund any future outflows and the judicial decision regarding collective moral damages to increase the provision related to the Samarco dam failure to US$6,505 million at 30 June 2024.

The provision at 30 June 2024 reflects the Group’s best estimate of outflows required to resolve all aspects of the Federal Public Prosecution Office claim, being reparation, compensation and moral damages, and the Framework Agreement.

Significant uncertainty remains around the resolution of the Federal Public Prosecution Office Claim and the Framework Agreement obligations, and there is a risk that outcomes may be materially higher or lower than amounts reflected in BHP Brasil’s provision for the Samarco dam failure.

Key areas of uncertainty include the terms of any potential future outcome of the Settlement Negotiations, the extent to which Samarco is able to directly fund any future obligations relating to reparation, compensation and moral damages and the outcomes of appeals relating to the judicial decision regarding collective moral damages. Further information on the key areas of estimation uncertainty is provided in the ‘Key judgements and estimates’ section below.

BHP Brasil, Samarco and Vale continue to maintain security, as required by a Governance Agreement, ratified on 8 August 2018, with the security currently comprising insurance bonds and a charge over certain Samarco assets.

Australian class action complaint	X	✔
BHP Group Limited is named as a defendant in a shareholder class action filed in the Federal Court of Australia on behalf of persons who acquired shares in BHP Group Limited or BHP Group Plc (now BHP Group (UK) Ltd) in periods prior to the Samarco dam failure.

The amount of damages sought is unspecified.
A trial is scheduled to commence in September 2025.

Item	Provision	Contingent liability
United Kingdom group action complaint and Vale and Samarco’s Netherlands collective action complaint	X	✔
BHP Group (UK) Ltd (formerly BHP Group Plc) and BHP Group Limited (BHP Defendants) are named as defendants in group action claims for damages filed in the courts of England. These claims were filed on behalf of certain individuals, municipalities, businesses, faith-based institutions and communities in Brazil allegedly impacted by the Samarco dam failure.

The amount of damages sought in these claims is unspecified. A trial in relation to the BHP Defendants’ liability for the dam failure is listed to commence in October 2024 and therefore a present obligation in relation to this matter is yet to be determined.

In December 2022, the BHP Defendants filed their defence and a contribution claim against Vale. The contribution claim contended that if the BHP Defendants’ defence is not successful and the BHP Defendants are ordered to pay damages to the claimants, Vale should contribute to any amount payable. Vale contested the jurisdiction of the English courts to determine the contribution claim, with those challenges ultimately dismissed in December 2023.

In January 2024, the BHP Defendants were served with a new group action filed in the courts of England on behalf of additional individuals and businesses in Brazil allegedly impacted by the Samarco dam failure. The new action makes broadly the same claims as the original action and the amount of damages sought in these claims is unspecified.

In March 2024, a collective action complaint was filed in the Netherlands against Vale and a Dutch subsidiary of Samarco for compensation relating to the Fundão Dam failure. The claim filed in the Netherlands indicates that these claims were filed on behalf of certain individuals, municipalities, businesses, associations and faith-based institutions allegedly impacted by the Samarco dam failure who are not also claimants in the UK group action claims referred to above. BHP is not a defendant in the Netherlands proceedings.

In July 2024, the BHP Defendants, BHP Brasil and Vale entered into an agreement – without any admission of liability in any proceedings – whereby: (i) Vale will pay 50% of any amounts that may be payable by the BHP Defendants to the claimants in the UK group action claims (or by the BHP Defendants, BHP Brasil or their related parties to claimants in any other proceedings in Brazil, England or the Netherlands covered by the agreement); and (ii) BHP Brasil will pay 50% of any amounts that may be payable by Vale to the claimants in the Netherlands proceedings (or by Vale or its related parties to claimants in any other proceedings in Brazil, England or the Netherlands covered by the agreement). The agreement reinforces the terms of the Framework Agreement entered into in 2016 which require BHP Brasil and Vale to each contribute 50% to the funding of the Renova Foundation for compensation of persons impacted by the Fundão Dam failure where Samarco is unable to contribute that funding. The BHP Defendants withdrew the contribution claim against Vale in England as it is no longer necessary given this agreement.

Criminal charges	X	✔
The Federal Prosecutors’ Office has filed criminal charges against BHP Brasil, Samarco and Vale and certain employees and former employees of BHP Brasil (Affected Individuals) in the Federal Court of Ponte Nova, Minas Gerais.

BHP Brasil rejects outright the charges against the company and the Affected Individuals and is defending itself from all charges while fully supporting each of the Affected Individuals in their defence of the charges.

Civil public action commenced by Associations concerning the use of TANFLOC for water treatment	X	✔
The Vila Lenira Residents Association, State of Espirito Santo Rural Producers and Artisans Association, Colatina Velha Neighbourhood Residents Association, and United for the Progress of Palmeiras Neighbourhood Association have filed a lawsuit against Samarco, BHP Brasil and Vale and others, including the State of Minas Gerais, the State of Espirito Santo and the Federal Government.

The plaintiffs allege that the defendants carried out a clandestine study on the citizens of the locations affected by the Fundão Dam Failure, using TANFLOC – a tannin-based flocculant/coagulant – that is currently used for wastewater treatment applications. The plaintiffs claim that this product allegedly put the population at risk due to its alleged experimental qualities.

The plaintiffs are seeking multiple kinds of relief – material damages, moral damages, loss of profits – and that the defendants should pay for water supply in all locations where there is no water source other than the Doce River.

On 17 November 2023, the Federal Court dismissed the lawsuit without prejudice considering the Association’s lack of standing to sue and the defectiveness of the complaint. The Associations filed a motion for clarification and the decision is still subject to appeal.

Other claims	X	✔
BHP Brasil is among the companies named as defendants in a number of legal proceedings initiated by individuals, non-governmental
organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The other defendants include Vale, Samarco and Fundação Renova.

The lawsuits include claims for compensation, environmental reparation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including reparation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief.

Certain of these legal proceedings are outside the scope of the negotiations currently in progress aimed at resolving all aspects of the Federal Public Prosecution Office BRL$155 billion claim and Framework Agreement obligations.

In addition, government inquiries, studies and investigations relating to the Samarco dam failure have been commenced by numerous agencies and individuals of the Brazilian government and are ongoing.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against BHP Brasil and other Group entities in Brazil or other jurisdictions.

The outcomes of these claims, investigations and proceedings remain uncertain and continue to be disclosed as contingent liabilities.

Commitments
Under the terms of the Samarco joint venture agreement, BHP Brasil does not have an existing obligation to fund Samarco.
However, BHP Brasil has agreed to fund a total of up to US$925 million for the Fundação Renova programs during calendar year 2024, with US$194 million being funded in the six month period to 30 June 2024. Any additional requests for funding or future investment provided would be subject to a future decision by BHP Brasil, accounted for at that time.
Samarco judicial reorganisation
Samarco filed for Judicial Reorganisation (JR) in April 2021, with the Second Business State Court for the Belo Horizonte District of Minas Gerais, State of Minas Gerais, Brazil (JR Court), following enforcement actions taken by certain financial creditors of Samarco which threatened Samarco’s operations.
The JR was an insolvency proceeding that provided a means for Samarco to restructure its financial debts and establish a stable financial position to allow Samarco to continue to rebuild its operations and strengthen its ability to meet obligations in relation to reparation, compensation and moral damages in relation to the Samarco dam failure. Samarco’s operations continued during the JR proceeding.
On 28 July 2023, Samarco and one of its supporting creditors jointly filed a consensual Judicial Reorganisation Plan (Consensual Plan) with the JR Court, which provided, among other things, that the agreements entered into between Samarco and Brazilian public authorities in connection with the Fundão dam failure will not be impaired by the Consensual Plan and Samarco will continue to have the primary obligation to fund Fundação Renova.
On 1 September 2023, the JR Court ratified the Consensual Plan. Following the ratification, Samarco entered into definitive debt restructure agreements with its financial creditors to implement the debt restructure, including the exchange of Samarco’s existing financial debt for US$3.6 billion of long-term unsecured debt that matures in June 2031 and remains non-recourse
to Samarco’s shareholders. Further, as part of the agreement Samarco issued Senior notes to its Shareholders which also mature in June 2031.
Samarco has paid the majority of labour claims, suppliers and other non-financial creditors as required by the Consensual Plan.
The debt restructure does not impact Fundação Renova’s ability to undertake the Programs under the Framework Agreement. Samarco continues to have primary responsibility for funding Fundação Renova and each of BHP Brasil and Vale will continue to have secondary responsibility to fund 50% of Fundação Renova if Samarco does not meet its funding obligations under the Framework Agreement. Under the Consensual Plan, Samarco’s funding obligation to remediate and compensate the damages resulting from the dam failure, including funding Fundação Renova, is capped at US$1 billion for the period CY2024 to CY2030 (Renova Cap). Notwithstanding the Renova Cap, and subject to certain conditions, to the extent that Samarco each year has a positive cash balance after meeting its various obligations including operating capital requirements, debt service and Renova Cap requirements, Samarco’s shareholders are able to direct 50% of Samarco’s year end excess cash balance to fund remediation and compensation obligations.
BHP Brasil has considered the extent to which Samarco may be in a position to fund any future outflows, when determining the dam failure related provision at 30 June 2024.

Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.
Management has determined that a provision can be recognised at 30 June 2024 to reflect the estimated costs to resolve all aspects of the Federal Public Prosecution Office claim and the Framework Agreement. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted above, given their status.
Estimates
The provision for the Samarco dam failure reflects the Group’s estimate of the costs to resolve all aspects of the Federal Public Prosecution Office claim and Framework Agreement and requires the use of significant judgements, estimates and assumptions.
While the provision has been measured based on the latest information available, changes in facts and circumstances are likely in future reporting periods and may lead to material revisions to these estimates and there is a risk that outcomes may be materially higher or lower than amounts currently reflected in the provision. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured.
The key estimates that may have a material impact upon the provision in the next and future reporting periods include:

•
the terms of any potential future settlement agreement seeking a definitive and substantive settlement of claims relating to the Samarco dam failure, including amounts payable, obligations of the parties to perform ongoing Programs of work in relation to reparation and compensation, and the period of time over which any settlement amounts may be payable. A one year increase or decrease, in isolation, to the period over which amounts payable have been estimated to be settled would result in a change to the dam failure provision of approximately
 US$125 million;

•
the scope and cost of executing the Programs under the Framework Agreement, including as a result of ongoing legal actions in relation to the number of people eligible for compensation and the amount of damages to which they are entitled;

•	the outcomes of appeals relating to the judicial decision regarding collective moral damages, including any appeals that may be lodged by the Brazilian Federal Public Prosecution Office; and

•
the extent to which Samarco is able to directly fund any future obligations relating to reparation, compensation or moral damages. Samarco’s long-term cash flow generation remains highly sensitive to factors including its ability to return to full production capacity, commodity prices and foreign exchange rates.

The provision may also be affected by factors including but not limited to updates to discount and foreign exchange rates. A 0.5% increase in the discount rate would, in isolation, reduce the provision by approximately US$130 million.
In addition, the provision may be impacted by decisions in, or resolution of, existing and potential legal claims in Brazil and other jurisdictions, including the outcome of the United Kingdom group action claims, the Australian class action and the claim filed in the Netherlands against Vale and a Dutch subsidiary of Samarco.
Given these factors, future actual cash outflows may differ from the amounts currently provided and changes to any of the key assumptions and estimates outlined above could result in a material impact to the provision in the next and future reporting periods.

The following section provides disclosure of matters to which Samarco (and not the Group) is a party.

Samarco

Dam failure related provision and contingencies

In addition to its
provisions in relation to
the Framework Agreement
and the Federal Public Prosecution Office claim
as at 30 June 2024, Samarco has recognised
provisions
of US$0.4 billion (30 June 2023: US$0.4 billion), based on currently available information
, in relation to other dam failure related matters to which BHP Brasil is not a party
. The magnitude, scope and timing of these additional costs are subject to a high degree of uncertainty and Samarco has indicated that it anticipates that it will incur future costs beyond those provided. These uncertainties are likely to continue for a significant period and changes to key assumptions could result in a material change to the amount of the provision in future reporting periods. Any such unrecognised obligations are therefore contingent liabilities and, at present, it is not practicable to estimate their magnitude or possible timing of payment. Accordingly, it is also not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures at this time.

Samarco is also named as a defendant in a number of other legal proceedings initiated by individuals, non-governmental
organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing. Given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures to Samarco.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against Samarco.

Samarco has also identified a number of individually immaterial tax-related uncertainties which have been reflected, where appropriate, in the Group’s share of associate and joint venture contingent liabilities presented in note 34 ‘Contingent liabilities’.

Samarco insurance

Samarco has standalone insurance policies in place with Brazilian and global insurers. Insurers’ loss adjusters or claims representatives continue to investigate and assist with the claims process for matters not yet settled. As at 30 June 2024, an insurance receivable has not been recognised by Samarco in respect of ongoing matters.

Samarco
non-dam
failure related provisions and contingent liabilities

The following
non-dam
failure related matters
pre-date
and are unrelated to the Samarco dam failure. Samarco is currently contesting aspects of both of these matters in the Brazilian courts. Given the status of these tax matters, the timing of resolution and potential economic outflow for Samarco is uncertain.

Brazilian Social Contribution Levy

Samarco has received tax assessments for the alleged
non-payment
of Brazilian Social Contribution Levy for the calendar years 2007-2014. Based on its assessment of currently available information as at 30 June 2024, Samarco recognised gross provisions of US$0.4 billion, US$0.2 billion net of US$0.2 billion court deposits paid (30 June 2023: gross provisions of US$1.1 billion, US$0.9 billion net of US$0.2 billion court deposits paid) and disclosed contingent liabilities of US$0.2 billion (30 June 2023: US $0.2 billion). As at 30 June 2024, BHP Brasil’s 50% share of the impact of the provision recognised by Samarco is reflected in the Group’s equity accounting for Samarco.

Brazilian corporate income tax rate

Samarco has received tax assessments, and disclosed contingent liabilities, for alleged incorrect calculation of Corporate Income Tax (IRPJ) in respect of the 2000-2003 and 2007-2014 income years totalling approximately US$1.0 billion (30 June 2023: US$1.1 billion).

Provision for dividends and other liabilities [member]
Statement [Line Items]
Provisions
20 Provisions for dividends and other liabilities
The disclosure below excludes closure and rehabilitation provisions (refer to note 15 ‘Closure and rehabilitation provisions’), employee benefits, restructuring and post-retirement employee benefits provisions (refer to note 27 ‘Employee benefits, restructuring and post-retirement employee benefits provisions’) and provision related to the Samarco dam failure (refer to note 4 ‘Significant events – Samarco dam failure’).

	2024	2023
	US$M	US$M
At the beginning of the financial year	769	674
Acquisition of subsidiaries and operations 1	–	61
Dividends determined	7,712	13,420
Charge/(credit) for the year:
Underlying	180	156
Discounting	2	2
Exchange variations	(42)	(161)
Released during the year	(120)	(62)
Utilisation	(92)	(35)
Dividends paid	(7,675)	(13,268)
Transfers and other movements	(24)	(18)

At the end of the financial year	710	769

Comprising:
Current	220	384
Non-current	490	385

1	Relates to the acquisition of OZL on 2 May 2023. Refer to note 29 ‘Business combinations’ for more information.